PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST

     SUPPLEMENT DATED JULY 28, 1999 TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JUNE 16, 1998


EFFECTIVE IMMEDIATELY, the disclosure under the following captions is supplemented and amended by the information contained on this page:

         CAPTION                                         PAGE NUMBER
         -------                                         -----------
         Management of The Trust                                  4
         Ownership of Shares of the Fund                          5
         Administrator                                            8
         Distributor                                              8
         How to Buy Shares                                       13
         Shareholder Services                                    14
         Cover Page                                          Cover Page

MANAGEMENT OF THE TRUST

     The following representatives of BISYS Fund Services Ohio, L.P. resigned from the following offices:

         NAME                               OFFICE HELD
         ----                               -----------
         Irimga Mckay                       Trustee And Vice President
         Greg Maddox                        Vice President
         Bryan Haft                         Vice President And Secretary
         Paul T. Kane                       Treasurer

OWNERSHIP OF THE SHARES OF THE FUND

     As of July 20, 1999, Charles Schwab & Co., Inc. owned 81% of the Institutional Shares and 56% of the Investor Shares, and therefore, may be deemed to "control" the Fund as that term is defined in the 1940 Act. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, CA 94107.

ADMINISTRATOR

     Investment Company Administration, L.L.P. (the "Administrator"), under an agreement with the Trust, provides administrative services to the Fund, and, in general, supervises the operations of the Trust. The Administrator does not provide investment advisory services. As part of its duties, the Administrator provides office space, equipment and clerical personnel for managing and administering the affairs of the Trust. The Administrator supervises the provision of custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services and provides other management and administrative services. For its services, the Administrator receives a monthly fee at the following annual rate:

         AVERAGE NET ASSETS                           FEE OR FEE RATE(1)
         ------------------                           ----------------
         Under $200 million                          .10% of average net assets
         $200 million to $500 million                .05% of average net assets
         Over $500 million                           .03% of average net assets

Subject to an annual minimum of $40,000 per Fund and $15,000 per each additional share class.

     (1) The Administrator has agreed to reduce its fees for eighteen months starting July 1, 1999, to .05% on the Fund=s average net assets up to $500 million and .03% thereafter. In addition, the Administrator will reduce its annual minimum to $30,000 per Fund and $5,000 per each additional share of class for twelve months starting July 1, 1999.

DISTRIBUTOR

     As stated in the text of the Prospectus under the heading "Management of the Fund," Institutional and Investor Shares are sold on a continuous basis by the Trust's distributor, First Fund Distributors, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor, the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

HOW TO BUY SHARES

     Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

                  Puget Sound Alternative Investment Series Trust
                  P.O. Box 219407
                  Kansas City, MO  64121-9407

SHAREHOLDER SERVICES

     National Financial Data Services (the "Transfer Agent"), 330 W. 9th Street, Kansas City, MO 64105, has entered into an agreement with the Fund for the provision of transfer agency services and dividend disbursing services for the Fund.

COVER PAGE

     A copy of the Prospectus may be obtained by writing to Puget Sound Alternative Investment Series Trust, P.O. Box 219407, Kansas City, MO 64121-9407, or calling toll free 1-877-77-PUGET (1-877-777-8438).